SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT


      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 7, 1999


                             Commission file number:
                                   000-15760



                                  Hardinge Inc.
             (Exact name of Registrant as specified in its charter)




        New York                                           16-0470200
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                         Identification No.)


                       One Hardinge Drive Elmira, NY 14902
               (Address of principal executive offices) (Zip code)


                                  (607) 734-2281
               (Registrant's telephone number including area code)



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ITEM 5.  OTHER EVENTS


          On January 7, 1999, Hardinge Inc. issued a press release announcing the preliminary results for the fourth quarter of 1998, a workforce reduction and a restructuring charge. The workforce has been reduced by approximately 200 full-time jobs. The company will take a pretax charge against earnings of approximately $900,000 in the fourth quarter of 1998 to cover this workforce reduction and the move of the company's Hansvedt facility from Illinois to Elmira, New York. A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (a)   Not applicable
         (b)   Not applicable
         (c)   Exhibits

                 99    Press Release issued by registrant on January 7, 1999.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  Hardinge Inc.





January 13, 1999                  By:_/s/ Richard L. Simons________________
Date                                  Richard L. Simons
                                      Senior Vice President and Chief Financial
                                      Officer
                                      (Principal Financial Officer)